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                                                                   EXHIBIT 99.1

                       FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of this 9th day of June, 2003, with an Effective Date as set forth in Section 5 hereof, by and among GRAY TELEVISION, INC., a Georgia corporation (the "Borrower"), the banks and lending institutions party to the Loan Agreement referred to below (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent for the lenders (the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as syndication agent (the "Syndication Agent") and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as documentation agent (the "Documentation Agent").

         The Lenders have extended certain credit facilities to the Borrower pursuant to the Fourth Amended and Restated Loan Agreement dated as of October 25, 2002, by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

         The parties now desire to amend the Loan Agreement in certain respects subject to the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Loan Agreement.

                  2. Amendments to the Loan Agreement.

                  (a) Amendments to Section 1.1. Section 1.1 ("Definitions") of the Loan Agreement is hereby amended by:

                           (i) adding the phrase "or Incremental Facility Loans
after the funding date thereof" after the phrase "Agreement Date" in the third line of the definition of "Commitment Ratio".

                           (ii) amending and restating clause (c) of the
definition of "Fixed Charges" as follows:

                           "(c) all required principal payments due on the Term Loan or Incremental Facility Loan, as applicable, made pursuant to scheduled repayments under Section 2.7(b)(i) or the Notice of Incremental Facility Commitment, as applicable."


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                  (b) Amendment to Section 2.7. Section 2.7 ("Prepayments and
Repayments") of the Loan Agreement is hereby amended by adding the phrase "or Incremental Facility Loan, as applicable," after the phrase "Any Term Loan" in the next to last sentence of subsection (a) and in subsection (c).

                  (c) Amendment to Section 2.15.Section 2.15 ("Incremental Facility Loans") of the Loan Agreement is hereby amended by:

                           (i) deleting the reference to "$300,000,000" in
subsection (a) and replacing it with "$675,000,000".

                           (ii) amending and restating the proviso in clause
(i) of subsection (d) as follows:

                           "provided that if at any time the interest rate margin applicable to any Incremental Facility Loan exceeds the Applicable Margin then in effect with respect to any Advance under the Term Loan Commitment (as determined pursuant to Section 2.3(f)(ii) hereof) or any other Incremental Facility Commitment (as determined pursuant to the applicable Notice of Incremental Facility Commitment), as applicable, by more than 0.25%, then the Applicable Margin with respect to any such Advance under the Term Loan Commitment or such other Incremental Facility Commitment, as applicable, shall be automatically increased to a percentage 0.25% below the interest rate margin then applicable to the Incremental Facility Loan with the highest interest rate margin;"

                  (d) Amendment to Section 11.5.Section 11.5 ("Assignment") of the Loan Agreement is hereby amended by:

                           (i) inserting the phrase "or Incremental Facility
Loans, as applicable," after the phrase "Term Loans" in the first sentence of subsection (b).

                           (ii) inserting the phrase ", Incremental Facility
Commitment" after each occurrence of the phrase "Revolving Credit Commitment" in clauses (i) and (ii) of subsection (b) and in subsections (d), (e) and (f).

                           (iii) inserting the phrase "or Incremental Facility
Loans, as applicable" after the phrase "Term Loans" and the phrase "Term Loan" in clause (ii) of subsection (b).

                  3. Waiver. Subject to the terms and conditions hereof, including, without limitation, the conditions to effectiveness set forth in
Section 5 hereof, the Administrative Agent and the Lenders agree to waive (a) the Event of Default arising due to the Borrower's non-compliance with the provisions of Section 5 of the Subsidiary Security Agreement resulting from the failure to provide written notice to the Administrative Agent at least thirty days prior to the effective date of name changes with respect to certain Subsidiaries of the Borrower and (b) any other Default or Event of Default arising directly as a result of such failure.


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                  4. Agreement Regarding Incremental Term Loans Made on the
Effective Date. The parties hereto agree that, notwithstanding the provisions of Section 2.15(a) of the Loan Agreement to the contrary, the Incremental Facility Loans funded on the Effective Date shall mature on December 31, 2010. Furthermore, the Borrower agrees that the proceeds of Incremental Facility Loan shall be used solely to prepay in full on the Effective Date the outstanding principal amount of the Term Loan.

                  5. Effectiveness. This Amendment shall become effective on the date (the "Effective Date") that each of the following conditions has been satisfied:

                           (a) Amendment Documents. The Administrative Agent
shall have received this Amendment executed by the Borrower and the Administrative Agent on behalf of itself and the other Required Lenders pursuant to authorization of even date.

                           (b) Notice of Incremental Facility Commitment. The
Administrative Agent shall have received a completed Notice of Incremental Facility Commitment providing for Incremental Facility Commitments totaling $375,000,000 and executed by the Borrower in form and substance satisfactory to the Administrative Agent.

                           (c) Request for Advance. The Administrative Agent
shall have received a completed Request for Advance executed by the Borrower in accordance with Section 2.2 of the Loan Agreement with respect to an Incremental Facility Advance in the principal amount of $375,000,000 to be funded on the Effective Date together with any applicable LIBOR indemnity agreement.

                           (d) Notice of Prepayment. The Administrative Agent
shall have received written notice from the Borrower in accordance with Section
2.7 of the Loan Agreement with respect to the repayment of the Term Loan on the Effective Date.

                           (e) Loan Certificate. The Administrative Agent shall
have received a loan certificate of the Borrower dated as of the Effective Date generally in the form of Exhibit K-1 to the Loan Agreement including a certificate of incumbency with respect to each Authorized Signatory of the Borrower (or a representation that each Authorized Signatory provided in the loan certificate delivered on the Agreement Date remains unchanged), together with a true, complete and correct copy of the corporate resolutions of the Borrower authorizing the Borrower to execute and deliver this Amendment, the Notice of Incremental Facility Commitment and the Incremental Facility Notes and to perform it obligations hereunder and thereunder.

                           (f) Opinion. The Administrative Agent shall have
received a legal opinion of Troutman Sanders LLP, corporate counsel to the Borrower and its Subsidiaries, addressed to each Lender and the Administrative Agent and dated as of the Effective Date which shall be in form and substance acceptable to the Administrative Agent, as to the due authorization, execution, delivery and enforceability of this Amendment, the Notice of Incremental Facility Commitment and the Incremental Facility Notes and such other matters as reasonably requested by the Administrative Agent.


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                           (g) Other Fees and Expenses. The Administrative
Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment and the transactions contemplated thereby (including, without limitation, the costs and expenses referred to in Section 8 hereof and in the Loan Agreement).

                           (h) Other Documents. The Administrative Agent shall
have received any other documents, certificates or instruments reasonably requested thereby in connection with the execution of this Amendment.

                  6. Effect of the Amendment. Except as expressly modified hereby, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

                  7. Representations and Warranties/No Default.

                           (a) By its execution hereof, the Borrower hereby
certifies that (i) each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein unless such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

                           (b) By its execution hereof, the Borrower represents
and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to any of the obligations of the Borrower under the Loan Agreement or any other Loan Document.

                           (c) By its execution hereof, the Borrower hereby
represents and warrants that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  8. Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.


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                  9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

                  10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                  11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                  12. Acknowledgement by Subsidiary Guarantors. By their execution hereof, each of the Subsidiaries of the Borrower listed on the signature pages to this Amendment hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty and the other Loan Documents to which it is a party remain in full force and effect.

                           [Signatures Pages Follow]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                       BORROWER:

                       GRAY TELEVISION, INC., as Borrower



                       By:    /s/ James C. Ryan
                          ------------------------------------------------------
                       Name:  James C. Ryan
                       Title: Senior Vice President and Chief Financial Officer

                           [Signature Pages Continue]


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                      SUBSIDIARY GUARANTORS:

                      THE ALBANY HERALD PUBLISHING COMPANY, INC.
                      GRAY TELEVISION OF INDIANA, INC. (f/k/a Gray
                       Communications of Indiana, Inc.)
                      GRAY TELEVISION OF TEXAS, INC. (f/k/a Gray
                       Communications of Texas, Inc.)
                      GRAY TELEVISION OF TEXAS-SHERMAN, INC. (f/k/a
                       Gray Communications of Texas-Sherman, Inc.)
                      GRAY KENTUCKY TELEVISION, INC.
                      GRAY MIDAMERICA HOLDINGS, INC.
                      GRAY REAL ESTATE & DEVELOPMENT COMPANY
                      GRAY TELEVISION MANAGEMENT, INC.
                      GRAY TRANSPORTATION COMPANY, INC.
                      KOLN/KGIN, INC.
                      KOLN/KGIN LICENSE, INC.
                      KWTX-KBTX LICENSEE CORP.
                      KWTX/KBTX L.P., by Gray Television of Texas, Inc., its
                       General Partner
                      KWTX-KBTX LP CORP.
                      KXII LICENSEE CORP.
                      KXII L.P., by Gray Television of Texas-Sherman, Inc., its
                       General Partner
                      KXII LP CORP.
                      POST-CITIZEN MEDIA, INC.
                      PORTA-PHONE PAGING LICENSEE CORP.
                      WRDW-TV, INC.
                      WRDW LICENSEE CORP.
                      WJHG LICENSEE CORP.
                      WEAU-TV, INC.
                      WEAU LICENSEE CORP.
                      WVLT-TV, INC.
                      WVLT LICENSEE CORP.
                      WCTV LICENSEE CORP.
                      WYMT LICENSEE CORP.
                      WKYT LICENSEE CORP.
                      WITN-TV, INC.
                      WITN LICENSEE CORP.



                      By:     /s/ James C. Ryan
                         -------------------------------------------------------
                      Name:  James C. Ryan
                      Title: Senior Vice President and Chief Financial Officer

                           [Signature Pages Continue]


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                      SUBSIDIARY GUARANTORS (CONT.)

                      GRAY DIGITAL, INC.
                      GULF LINK COMMUNICATIONS, INC.
                      GRAY FLORIDA HOLDINGS, INC.
                      GRAY PUBLISHING, INC.
                      KOLO LICENSEE CORP.
                      GRAY TELEVISION OF NEVADA, INC.
                      GRAY MIDAMERICA TELEVISION, INC. (f/k/a Stations
                       Holding Company, Inc.)
                      GRAY MIDAMERICA TV, INC. (f/k/a Benedek
                       Broadcasting Corporation)
                      GRAY MIDAMERICA TV LICENSEE CORP. (f/k/a
                       Benedek License Corporation)
                      GRAY MIDAMERICA CABLE, INC. (f/k/a Benedek
                       Cable, Inc.)
                      GRAY MIDAMERICA TV INTERACTIVE MEDIA, LLC
                       (f/k/a Benedek Interactive Media, LLC)



                      By:    /s/ James C. Ryan
                         -------------------------------------------------------
                      Name:  James C. Ryan
                      Title: Senior Vice President and Chief Financial Officer

                           [Signature Pages Continue]


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                     ADMINISTRATIVE AGENT:

                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                     Administrative Agent and Lender on behalf of itself and the Required Lenders



                     By: /s/ Jeffrey M. Graci
                        -------------------------------------------------------
                     Name:  Jeffrey M. Graci
                     Title: Director